UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2013

Simpson Manufacturing Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its meeting on October 16, 2013, the Board of Directors (the “Board”) of Simpson Manufacturing Co., Inc. (the “Company”) amended its bylaws to provide for majority voting in uncontested director elections. This amendment responds to a stockholder proposal adopted at the Company’s annual meeting of stockholders in April of this year. The amendment will be effective for the election of directors at the Company’s annual meeting of stockholders in 2014.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 3.2	Bylaws of Simpson Manufacturing Co., Inc., as amended through October 16, 2013.

Exhibit 99.1	Press release dated October 17, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE: October 17, 2013	By:	/s/ Brian J. Magstadt
Brian J. Magstadt Chief Financial Officer

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